Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus, and “Independent Registered Public Accounting Firm” and “Consolidated Financial Statements” in the Statement of Additional Information and to the incorporation by reference in this Registration Statement (Form N-1A) (Post-Effective Amendment No. 426 to File No. 333-122917; Amendment No. 426 to File No. 811-21720) of the Altegris Managed Futures Strategy Fund of our report dated August 29, 2012 on the consolidated financial statements and financial highlights of the Altegris Managed Futures Strategy Fund included in the June 30, 2012 Annual Report to shareholders.

/s/ Ernst & Young LLP

Philadelphia, PA

October 26, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Northern Lights Fund Trust and to the use of our report dated August 29, 2012 on the financial statements and financial highlights of Ginkgo Multi-Strategy Fund, a series of shares of beneficial interest in the Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2012 Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

October 25, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As independent registered public accountants, we hereby consent to the use of our report incorporated by reference herein dated August 29, 2012 on the financial statements of The Giralda Fund, a series of the Northern Lights Fund Trust, as of June 30, 2012 and for the periods indicated therein and to the references to our firm in the Prospectuses and the Statement of Additional Information in this Post-Effective Amendment to Northern Lights Fund Trust Registration Statement on Form N-1A.

Cohen Fund Audit Services, Ltd.

Cleveland, Ohio

October 26, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Northern Lights Fund Trust and to the use of our report dated August 29, 2012 on the financial statements and financial highlights of Power Income Fund, a series of shares of beneficial interest in the Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2012 Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

October 25, 2012